SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CURTISS-WRIGHT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 11, 2017.

CURTISS-WRIGHT CORPORATION

CURTISS-WRIGHT CORPORATION

C/O BROADRIDGE

P.O. BOX 1342

BRENTWOOD, NY 11717

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	March 14, 2017
Date: May 11, 2017	Time: 10:00 a.m., Local Time
Location:	The Ballantyne Business Center
13850 Ballantyne Corporate Place
Suite 500
Charlotte, North Carolina 28277

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice and Proxy Statement		2. Business Review/2016 Annual Report on Form 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before April 27, 2017 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees:

	01)	David C. Adams	06)	Allen A. Kozinski
	02)	Dean M. Flatt	07)	John B. Nathman
	03)	S. Marce Fuller	08)	Robert J. Rivet
	04)	Rita J. Heise	09)	Albert E. Smith
	05)	Bruce D. Hoechner	10)	Peter C. Wallace

The Board of Directors recommends you vote FOR the following proposals:

2.	To Ratify the Appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017

3.	To re-approve the performance goals included in the Curtiss-Wright Corporation Incentive Compensation Plan for purposes of Section 162(m) of the Internal Revenue Code

4.	An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers

The Board of Directors recommends you vote Every Year on the following proposal:

5.	An advisory (non-binding) vote to approve the frequency of future stockholder advisory votes approving the compensation of the Company’s named executive officers

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.